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                                                                   EXHIBIT 10.43


                              AMENDED AND RESTATED

                               SECURITY AGREEMENT

     AMENDED AND RESTATED SECURITY AGREEMENT (as the same may be amended, supplemented or otherwise modified from time to time, this "AGREEMENT"), dated as of March 12, 2003, by and among META GROUP, INC., a Delaware corporation (the "GRANTOR"), and THE BANK OF NEW YORK (the "BANK").

                                    RECITALS

     A. Reference is made to the Amended and Restated Credit Agreement, dated as of March 12, 2003, by and between the Grantor and the Bank, (as the same may be amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"). Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. The Credit Agreement amends and restates the Prior Credit Agreement.

     B. As a condition precedent to the Bank's acceptance and execution of the Prior Credit Agreement and the making of the Loans, the issuance of the Letters of Credit and all other extensions of credit under the Prior Credit Agreement, the Grantor executed and delivered to the Bank a Security Agreement, dated as of September 18, 2000, as amended pursuant to that certain Amended and Restated Security Agreement, dated as of November 5, 2001 (the "ORIGINAL SECURITY AGREEMENT").

     C. Pursuant to the Credit Agreement, and as a condition the Bank's making of the Loans, issuing Letters of Credit and making any other extensions of credit under the Credit Agreement, the Grantor is required to enter into this Agreement. This Agreement shall amend and restate the terms of, and supercede in its entirety, the Original Security Agreement.

     Therefore, in consideration of the Recitals, the terms and conditions herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor and the Bank hereby agree as follows:

Section 1.   DEFINED TERMS

             (a) When used in this Agreement, the following capitalized terms shall have the respective meanings ascribed thereto as follows:

                  "COLLATERAL": as defined in Section 2.

                  "EVENT OF DEFAULT": as defined in Section 6.

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                  "FINANCING STATEMENTS": any UCC financing statements executed by the Grantor in connection with this Agreement.

                  "OBLIGATIONS": all of the obligations and liabilities of the Grantor under the Loan Documents, in each case whether fixed, contingent, now existing or hereafter arising, created, assumed, incurred or acquired, as such obligations and liabilities may be amended, increased, modified, renewed, refinanced by the Bank, refunded or extended from time to time.

                  "OFFICE LOCATION": as defined in Section 3(a).

                  "UCC": with respect to any jurisdiction, Articles 1, 8 and 9 of the Uniform Commercial Code as in effect in such jurisdiction on the date of this Agreement, as the same may be amended from time to time.

             (b) When used in this Agreement, the following capitalized terms shall have the respective meanings ascribed thereto in the UCC, as such definitions may be amended from time to time: "CERTIFICATED SECURITY", "DEPOSIT ACCOUNT", "INSTRUMENTS", "PROCEEDS", "SECURED PARTY", and "SECURITY".

Section 2.   GRANT OF SECURITY INTEREST

             To secure the prompt and complete payment, observance and performance of the Obligations, the Grantor hereby grants to the Bank a security interest in and to all of the Grantor's right, title and interest in and to all of the following property now owned or hereafter acquired (collectively, the "COLLATERAL"):

                  (i) the safekeeping account in the name of the Grantor maintained at the Bank and designated as account number 991101 and any Deposit Accounts established in connection with such account (together with any successor accounts, the "COLLATERAL ACCOUNT") and all property from time to time held in or credited to the Collateral Account, whether now held or hereafter acquired and transferred into or credited to the Collateral Account, including, without limitation, all monies, bills, bonds, notes, obligations, securities, instruments, commercial paper, or other investment property and financial assets of any nature held in or credited to the Collateral Account, in each case, together with all payments and distributions now or hereafter made thereon (whether constituting principal, interest or dividends and whether payable in cash or in property); all sums now or hereafter deposited in, and all sums due or to become due on (whether as interest, dividends or otherwise), the Collateral Account; all rights (contractual or otherwise) now or hereafter arising under, connected with or in any way related to the foregoing items of Collateral in this sub-paragraph (ii), including all securities entitlements with respect thereto; all claims (including the right to sue or otherwise recover such claims) against third parties now or hereafter arising under, connected with or in any way related to the

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     foregoing items of Collateral in this sub-paragraph (ii); and all additions thereto and all substitutions, exchanges and replacements therefor; and

                  (ii) all Proceeds of all of the foregoing.

Section 3.   REPRESENTATIONS AND WARRANTIES

             The Grantor hereby represents and warrants to the Bank as follows:

                  (a) LOCATION. The Grantor is duly incorporated in the State of Delaware (the "STATE OF INCORPORATION"). As of the date hereof, the Grantor's chief executive office, is, and has been continuously for the immediately preceding five-month period, located at the address set forth in Section 10.2 of the Credit Agreement (the "OFFICE LOCATION"). The exact name of the Grantor is as set forth in the first paragraph of this Agreement.

                  (b) GRANTOR'S NAME. The Grantor has not changed its legal name during the six-year period immediately preceding the date hereof.

                  (c) SECURITY INTEREST. This Agreement, together with the delivery to the Bank of the Certificated Securities constituting Collateral and the continuous possession thereof by the Bank creates a continuing enforceable security interest in the Collateral in favor of the Bank. Upon
     (i) the presentation for filing of the Financing Statements at the offices of the Secretary of State for the State of Incorporation, together with the appropriate filing fee therefor, and (ii) the delivery to the Bank of any Instruments constituting the Collateral, such security interest shall be perfected. The Bank shall be considered a "PROTECTED PURCHASER" within the meaning of Article 8 of the UCC, with respect to the Collateral consisting of Securities.

Section 4.   COVENANTS OF THE GRANTOR

             The Grantor hereby covenants with the Bank as follows:

                  (a) LOCATION AND CHIEF EXECUTIVE OFFICE. The Grantor shall maintain its existence in good standing under the laws of its State of Incorporation. The Grantor shall maintain its place of business at its Office Location or at such other location in respect of which (A) the Grantor shall have provided the Bank with prior written notice thereof, and
     (B) if the Bank deems necessary, UCC financing statements (or amendments thereto), in form and substance reasonably satisfactory to the Bank, shall have been filed within two months of such change.

                  (b) FURTHER ASSURANCES. The Grantor shall, at its own expense, promptly execute and deliver all certificates, documents, instruments, financing

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     and continuation statements and amendments thereto, notices and other agreements, and take all further action, that the Bank may reasonably request from time to time, in order to perfect and protect the security interest granted hereby or to enable the Bank to exercise and enforce its rights and remedies hereunder with respect to the Collateral. The Grantor hereby irrevocably appoints the Bank as the Grantor's true and lawful attorney-in-fact, in the name, place and stead of the Grantor, to perform on behalf of the Grantor any and all obligations of the Grantor under this Agreement, and the Grantor agrees that the power of attorney herein granted constitutes a power coupled with an interest, provided, however, that the Bank shall have no obligation to perform any such obligation and such performance shall be at the sole cost and expense of the Grantor. If the Grantor fails to comply with any of its obligations hereunder, the Bank may do so in the Grantor's name or in the Bank's name, but at the Grantor's expense, and the Grantor hereby agrees to reimburse the Bank in full for all reasonable expenses, including reasonable attorney's fees, incurred by the Bank in connection therewith. Without limiting the foregoing, the Grantor authorizes the Bank to file financing statements describing the Collateral.

                  (c) INFORMATION. The Grantor at its own expense shall furnish to the Bank such information, reports, statements and schedules with respect to the Collateral as the Bank may reasonably request from time to time.

                  (d) DEFENSE OF COLLATERAL. The Grantor at its own expense shall defend the Collateral against all material claims of any kind or nature of all Persons at any time claiming the same or any interest therein adverse to the interests of the Bank, and the Grantor shall not cause, permit or suffer to exist any Lien upon the Collateral except as permitted pursuant to the Credit Agreement.

                  (e) COLLATERAL ACCOUNT AND DEPOSIT ACCOUNTS. The Collateral Account and each Deposit Account shall be subject to the control of the Bank. The Grantor shall have no right of withdrawal from the Collateral Account or any such Deposit Account.

                  (f) INSTRUMENTS. All of the Instruments now or hereafter owned by or in the possession of the Grantor which constitute the Collateral (other than checks received in the ordinary course of collection) shall be promptly delivered to the Bank, to be held by the Bank pursuant hereto, in suitable form for transfer by delivery or accompanied by duly executed documents of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Bank. The Grantor agrees that, with respect to all items of the Collateral which it is or shall hereafter be obligated to deliver to the Bank, until so delivered such items shall be held by the Grantor in trust for the benefit of the Bank and be segregated from the other Property of the Grantor.

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Section 5.   OTHER AGREEMENTS OF THE GRANTOR

             (a) NO DUTY TO PRESERVE. Except as otherwise required by law, the Grantor agrees that, with respect to the Collateral, the Bank has no obligation to preserve rights against prior or third parties.

             (b) BANK'S DUTY WITH RESPECT TO COLLATERAL. The Bank's only duty with respect to the Collateral delivered to it shall be to use reasonable care in the custody and preservation of the Collateral, and the Grantor agrees that if the Bank accords the Collateral substantially the same kind of care as it accords its own property, such care shall conclusively be deemed reasonable. In the event that all or any part of the Certificated Securities or Instruments constituting the Collateral are lost, destroyed or wrongfully taken while such Certificated Securities or Instruments are in the possession of the Bank, the Grantor agrees that it will use its best efforts to cause the delivery of new Certificated Securities or Instruments in place of the lost, destroyed or wrongfully taken Certificated Securities or Instruments upon request therefor by the Bank, without the necessity of any indemnity bond or other security, other than the Bank's agreement of indemnity upon usual and customary terms therefor. Anything herein to the contrary notwithstanding, the Bank shall not be under any duty to send notices, perform services, exercise any rights of collection, enforcement, conversion or exchange, vote, pay for insurance, taxes or other charges or take any action of any kind in connection with the management of the Collateral.

             (c) INVESTMENTS. The Collateral shall consist of cash and any investments thereof as shall be approved by the Bank in its sole discretion. All investments of the Collateral and re-investment of Proceeds shall be subject to the approval of the Bank.

Section 6.   EVENTS OF DEFAULT

             Each of the following shall constitute an "EVENT OF DEFAULT":

                  (a) If any Grantor shall fail to observe or perform any term, covenant or agreement contained in this Agreement; or

                  (b) The occurrence and continuance of any other Event of Default under, and as such term is defined in, the Credit Agreement.

Section 7.   REMEDIES

             (a) Upon the occurrence of an Event of Default or at any time thereafter during the continuance thereof, the Bank may:

                  (i) exercise any and all rights and remedies granted to a Secured Party by the UCC or otherwise allowed at law, and otherwise provided by this Agreement, and

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                  (ii) dispose of the Collateral as it may choose, so long as every aspect of the disposition including the method, manner, time, place and terms are commercially reasonable, and the Grantor agrees that, without limitation, the following are each commercially reasonable: the Bank shall not in any event be required to give more than 14 days' prior written notice to any Grantor of any such disposition, any place within the City of New York or the County of Fairfield, Connecticut may be designated by the Bank for disposition, and the Bank may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

             (b) To the extent permitted by law, the Grantor hereby expressly waives and covenants not to assert any appraisement, valuation, stay, extension, redemption or similar laws, now or at any time hereafter in force, which might delay, prevent or otherwise impede the performance or enforcement of this Agreement.

Section 8.   NOTICES

             All notices and other communications provided for or otherwise required hereunder or in connection herewith shall be given in the manner and, with respect to the Grantor and the Bank, to the addresses set forth in Section
10.2 of the Credit Agreement. The address for notices to each other Grantor executing this Agreement shall be its respective Office Location.

Section 9.   TERMINATION; RELEASE

             (a) On any date upon which (i) the Bank shall no longer have any obligation to make any Loans or issue any Letters of Credit, and (ii) the Obligations shall have been indefeasibly paid in full in cash, the Liens granted hereby shall cease and the Bank shall, at the Grantor's expense, execute and deliver all UCC Termination Statements which the Grantor shall have reasonably requested, and return to the Grantor all Collateral which shall remain in the possession of the Bank at such time.

             (b) On any date upon which the Market Value (as such term is defined in the Credit Agreement) of the Collateral shall exceed $6,000,000, the Grantor may in a notice to the Bank request that the Bank release such excess to the Grantor, and if there shall not then exist any Default or Event of Default the Bank shall release such excess from the lien of this Agreement and deliver such excess to the Grantor as directed by it in such request or other notice to the Bank.

Section 10.  RELATIONSHIP TO CREDIT AGREEMENT

             This Agreement is the "SECURITY AGREEMENT" under, and as such term is defined in, the Credit Agreement, and is subject to, and should be construed in accordance with, the provisions thereof. The Bank and the Grantor acknowledge that

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certain provisions of the Credit Agreement, Sections 1.2 (Principles of
Construction), 3.9 (Taxes), 10.1 (Amendments and Waivers), 10.3 (No Waiver; Cumulative Remedies), 10.4 (Survival of Representations and Warranties and Certain Obligations), 10.7 (Counterparts), 10.9 (Construction), 10.10 (Governing
Law), 10.11 (Headings Descriptive), 10.12 (Severability), 10.13 (Integration),
10.14 (Consent to Jurisdiction), 10.15 (Service of Process), 10.16 (No Limitation on Service or Suit) and 10.17 (WAIVER OF TRIAL BY JURY) thereof, are made applicable to this Agreement and all such provisions are incorporated by reference herein as if fully set forth herein.

Section 11.  AMENDED AND RESTATED AGREEMENT

             This Agreement is an amendment and restatement of the Original Security Agreement. All Obligations as defined in the Original Security Agreement shall be Obligations under and as defined in this Agreement and shall be secured by the Collateral as defined in this Agreement.

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             IN EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Amended and Restated Security Agreement to be duly executed on its behalf.


                                             META GROUP, INC.


                                             By:   /s/ John A. Piontkowski
                                                  ---------------------------
                                                  John A. Piontkowski
                                                  Chief Financial Officer


Accepted by:

THE BANK OF NEW YORK


By:   /s/ Richard L. Winkley
     ------------------------------------
       Richard L. Winkley
       Vice President